BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

5. BUSINESS COMBINATIONS

    On March 31, 2010, AIG, through a Chartis subsidiary, purchased additional voting shares in Fuji, a publicly traded Japanese insurance company with property/casualty insurance operations and a life insurance subsidiary. The acquisition of the additional voting shares for $145 million increased Chartis' total voting ownership interest in Fuji from 41.7 percent to 54.8 percent, which resulted in Chartis obtaining control of Fuji. In connection with the acquisition, AIG recognized a bargain purchase gain of $332 million in the Consolidated Statement of Operations for the year ended December 31, 2010. The bargain purchase gain was primarily attributable to the depressed market value of Fuji's common stock, which AIG believes was the result of macroeconomic, capital market and regulatory factors in Japan coupled with Fuji's financial condition and results of operations. The acquisition was consistent with Chartis' desire to increase its share in the substantial Japanese insurance market and to achieve cost savings from synergies.

    In March 2011, Chartis completed the acquisition of approximately 305 million shares of Fuji tendered in response to a public offer at an offer price of 146 Yen per share ($1.76 per share) for a purchase price of $538 million. In August 2011, Chartis acquired the remaining outstanding voting shares of Fuji. As a result of these actions, Chartis now owns 100 percent of Fuji.

    The 2011 purchases were accounted for as equity transactions because AIG previously consolidated Fuji due to its controlling interest. Accordingly, the difference between the fair value of the total consideration paid of $560 million and the carrying value of the noncontrolling interest acquired of $489 million was recognized as a reduction of AIG's equity. There was no gain or loss recorded in the Consolidated Statement of Operations for the year ended December 31, 2011.

    On October 7, 2011, AIG through ILFC acquired all of the issued and outstanding shares of capital stock of AeroTurbine for an aggregate cash purchase price of $228 million. AeroTurbine is a provider of certified aircraft engines, aircraft and engine parts and supply chain solutions. This acquisition is expected to further maximize the value of ILFC's aircraft by providing ILFC with in-house part-out and engine leasing capabilities. The acquisition was recorded as a business combination and is not significant to AIG's Consolidated Financial Statements.